Supplement dated June 27, 2024
to the following statutory prospectus(es):
Nationwide Destination Freedom+ Variable Annuity dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective August 12, 2024, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
MainStay VP Funds Trust - MainStay VP MacKay Convertible Portfolio: Service 2 Class	New York Life Investments VP Funds Trust - NYLI VP MacKay Convertible Portfolio: Service 2 Class
PROS-0888